UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2010

FOX CHASE BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

United States	1-32971	33-1145559
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040
(Address of principal executive offices) (Zip Code)

(215) 682-7400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of the shareholders of Fox Chase Bancorp, Inc. (the “Company”) was held on June 24, 2010.

(b)           The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.           The plan of conversion and reorganization was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
12,442,089	108,124	1,793

There were 592,485 broker non-votes on the proposal.

2a.           The information proposal concerning the provision in new Fox Chase Bancorp’s articles of incorporation requiring a super-majority vote to approve certain amendments to new Fox Chase Bancorp’s articles of incorporation was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
11,153,651	1,335,593	62,762

There were 592,485 broker non-votes on the proposal.

2b.           The information proposal concerning the provision in new Fox Chase Bancorp’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of new Fox chase Bancorp’s outstanding voting stock was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
11,170,869	1,318,400	62,737

There were 592,485 broker non-votes on the proposal.

3.           The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Richard M. Eisenstaedt	12,407,502	144,498
Anthony A. Nichols, Sr.	12,404,071	147,629

There were 592,491 broker non-votes in the election of directors.

4.           The appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the shareholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
13,083,040	35,893	25,558

There were no broker non-votes on the proposal.

Item 8.01             Other Events.

On June 24, 2010, the Company, holding company for Fox Chase Bank, announced that the Company’s Plan of Conversion and Reorganization was approved by members of Fox Chase MHC and the shareholders of the Company at separate meetings held today.

The Company also announced that new Fox Chase Bancorp, Inc. has received orders to purchase common stock sufficient to complete the offering being conducted in connection with the second-step conversion of Fox Chase Bank.  A total of 8,712,500 shares of common stock, the minimum of the offering range, will be sold in the subscription, community and syndicated community offerings at $10.00 per share, including 348,500 shares to be purchased by the Fox Chase Bank Employee Stock Ownership Plan.  The conversion and offering are expected to be completed on June 29, 2010.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

 Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Number                         Description

99.1                                Press Release dated June 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2010	By:	/s/ Jerry D. Holbrook
Jerry D. Holbrook
Executive Vice President and Chief Operating Officer